UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20579

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 18, 2022
(Date of earliest event reported)

LITTELFUSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	LFUS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported by Littelfuse, Inc. (the “Company”) on its Current Report on Form 8-K dated May 18, 2022 (the “Prior Form 8-K”), on May 18, 2022, the Company entered into a Note Purchase Agreement with the note purchasers listed on the signature pages thereto (the “2022 Purchase Agreement”), pursuant to which the Company issued and sold $100 million in aggregate principal amount of the Company’s 4.33% Senior Notes due June 30, 2032 (the “Senior Notes”). The funding date for the Senior Notes occurred on July 18, 2022.

The Senior Notes were offered to qualified institutional buyers and institutional accredited investors in the United States in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Senior Notes have not been registered under the Securities Act, or applicable state securities laws, and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or applicable exemptions from these registration requirements.

The disclosure contained in Item 2.03 of the Prior Form 8-K regarding the terms, interest rate, ranking, certain covenants and events of default, and prepayments of the Senior Notes is incorporated by reference into this Item 2.03. The summary of the Senior Notes and the 2022 Purchase Agreement is qualified in its entirety by reference to the full text of the form of the Senior Notes, a copy of which is filed as Exhibit 4.1 to the Prior Form 8-K, and the 2022 Purchase Agreement, which is filed as Exhibit 10.1 to the Prior Form 8-K, and each incorporated by reference herein.

In addition, on July 18, 2022, in connection with the 2022 Purchase Agreement, Carling Technologies, Inc., Hartland Controls Holding Corp., Hartland Controls, L.L.C., IXYS Buckeye, LLC, IXYS Integrated Circuits Division, LLC, IXYS Long Beach, Inc., IXYS USA, LLC, IXYS, LLC, LFUS LLC, Littelfuse Commercial Vehicle, LLC, Littelfuse Holding, LLC, Littelfuse International Holding, LLC, Littelfuse Mexico Holding LLC, Monolith Semiconductor Inc., Pele Technology, Inc., Reaction Tech RE, LLC, Reaction Technology Epi, LLC, Reaction Technology Incorporated, SymCom, Inc. and Zilog, Inc., each a wholly-owned subsidiary of the Company (the “Guarantors”), entered into a Subsidiary Guaranty Agreement (the “Guaranty Agreement”), pursuant to which the Guarantors agreed, jointly and severally, to guarantee the due and punctual payment in full of the Senior Notes.

The foregoing summary of the Guaranty Agreement is qualified in its entirety by reference to the full text of the Guaranty Agreement, a copy of which is filed herewith as Exhibit 10.2 and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On July 19, 2022, Littelfuse, Inc., a Delaware corporation, issued a press release and an investor presentation announcing that it had completed the acquisition of all of the outstanding units of Beit Holdings, LLC, a Delaware limited liability company that owns the business of C&K Switches. A copy of the press release and the investor presentation are furnished as Exhibit 99.1 and Exhibit 99.2 hereto, respectively, and are incorporated by reference into this Item 7.01. The investor presentation has also been made available on the Company’s website at https://investor.littelfuse.com/events-and-presentations. The information in Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of 4.33% Senior Note due June 30, 2032 (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on May 19, 2022).
10.1	Note Purchase Agreement, dated May 18, 2022, among Littelfuse, Inc. and note purchasers listed on the signature pages thereto (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on May 19, 2022).
10.2
Form of Subsidiary Guaranty Agreement, dated July 18, 2022, entered into by Carling Technologies, Inc., Hartland Controls Holding Corp., Hartland Controls, L.L.C., IXYS Buckeye, LLC, IXYS Integrated Circuits Division, LLC, IXYS Long Beach, Inc., IXYS USA, LLC, IXYS, LLC, LFUS LLC, Littelfuse Commercial Vehicle, LLC, Littelfuse Holding, LLC, Littelfuse International Holding, LLC, Littelfuse Mexico Holding LLC, Monolith Semiconductor Inc., Pele Technology, Inc., Reaction Tech RE, LLC, Reaction Technology Epi, LLC, Reaction Technology Incorporated, SymCom, Inc. and Zilog, Inc.

99.1	Press Release of Littelfuse, Inc., dated July 19, 2022.
99.2	Investor Presentation of Littelfuse, Inc., dated July 19, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LITTELFUSE, INC.
DATE: July 19, 2022	By: /s/ Ryan K. Stafford
Name: Ryan K. Stafford
Title: Executive Vice President, Mergers and Acquisitions, Chief Legal Officer and Corporate Secretary

4